UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2014

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 North Military Trail, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 447-2520

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 19, 2014, Jarden Corporation (the “Company”) entered into Amendment No. 5 to its Credit Agreement (as defined below) (the “Credit Agreement Amendment”) amending certain provisions of the Credit Agreement, dated as of March 31, 2011 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Company, as the US Borrower, Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l. and Jarden Lux Finco S.à r.l., collectively as the “Luxembourg Borrower,” Barclays Bank PLC, as administrative agent and collateral agent (the “Administrative Agent”), and the several lenders and letter of credit issuers from time to time party thereto (the “Lenders”). Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l. and Jarden Lux Finco S.à r.l. are wholly-owned direct or indirect subsidiaries of the Company.

The Credit Agreement Amendment provides for (i) (a) a new tranche of tranche A term loans which refinances in full and replaces in its entirety the tranche A term loans and tranche A1 term loans outstanding under the Credit Agreement immediately prior to the effectiveness of the Credit Agreement Amendment (the New Term A Loans”), (b) a new U.S. dollar revolving credit facility, including a letter of credit facility and swingline facility, which replaces in its entirety the dollar revolving credit facility, including the letter of credit facility and swingline facility, outstanding under the Credit Agreement immediately prior to the effectiveness of the Credit Agreement Amendment, and (c) a new multicurrency revolving credit facility which replaces in its entirety the multicurrency revolving credit facility outstanding under the Credit Agreement immediately prior to the effectiveness of the Credit Agreement Amendment; (ii) the release Jarden Lux S.à r.l. as a Luxembourg Borrower; and (iii) modifications to certain other agreements, obligations, covenants, representations and warranties of the parties under the Credit Agreement.

In connection with the execution of the Credit Agreement Amendment, each existing guarantor under the Credit Agreement and the Company consented to the terms of the Credit Agreement Amendment and agreed that the terms of the Credit Agreement Amendment shall not affect in any way their obligations and liabilities under any loan document by executing that certain Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement (the “Consent”).

The foregoing summary description of the Credit Agreement Amendment and the Consent and the transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete text of the Credit Agreement Amendment and the Consent, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference as though they were fully set forth herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K, which discussion is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Number	Exhibit

10.1	Amendment No. 5 to Credit Agreement, dated as of December 19, 2014, among Jarden Corporation, as the US Borrower, Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l., and Jarden Lux Finco S.à r.l., collectively as the Luxembourg Borrower, Barclays Bank PLC, as administrative agent and collateral agent, and each incremental lender identified on the signature pages thereto.

10.2	Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement relating to Amendment No. 5 to Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2014

JARDEN CORPORATION

By:	/s/ John E. Capps
	Name:	John E. Capps
	Title:	Executive Vice President - Administration, General Counsel and Secretary

Exhibit Index

Number	Exhibit

10.1	Amendment No. 5 to Credit Agreement, dated as of December 19, 2014, among Jarden Corporation, as the US Borrower, Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l., and Jarden Lux Finco S.à r.l., collectively as the Luxembourg Borrower, Barclays Bank PLC, as administrative agent and collateral agent, and each incremental lender identified on the signature pages thereto.

10.2	Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement relating to Amendment No. 5 to Credit Agreement.